UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2023

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On July 10, 2023, WildStar Partners LLC (“WildStar”) delivered to Constellation Brands, Inc. (the “Company”) an irrevocable waiver (the “Waiver”) of WildStar’s rights under Section 5.8(A)(viii) of that certain Reclassification Agreement, dated as of June 30, 2022, by and among the Company, Richard Sands, Robert Sands, other members of the Sands family, and certain of their related entities. As a result of the Waiver, WildStar immediately waived its right to have one individual designated by WildStar as a nominee to the Company’s Board of Directors (the “Board”) serve as a non-voting member of any committee of the Board. In furtherance of the Waiver, effective as of July 10, 2023, Robert Sands resigned from his role as a non-voting member of all Board committees on which he was serving in such capacity, consisting of the Corporate Governance, Nominating, and Responsibility Committee of the Board and the Human Resources Committee of the Board. Robert Sands will continue in his capacity as a Board member for the Company. The Waiver was delivered as part of the Company’s continuing governance enhancements in connection with the completion of the previously announced reclassification.

The foregoing description of the Waiver is a summary, does not purport to be complete, and is qualified in its entirety by reference to the text of the Waiver, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Waiver to Reclassification Agreement with respect to WildStar Partners LLC’s right for nominee to serve as non-voting member of any committee of Constellation Brands, Inc.’s Board of Directors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2023	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer